                                                                    Exhibit 10.4

                             MASTER LEASE AGREEMENT

ECHELON
CREDIT CORPORATION                                                      No. 5063

         This Master Lease Agreement (the "MLA") is entered into by and between Echelon Credit Corporation ("Lessor"), having its principal place of business at 4015 Miranda Avenue, Palo Alto, California 94304, and DGS, Inc. ("Lessee"), having its principal place of business at 4601 Gateway Circle, Dayton, OH 45440.

         1. LEASE AGREEMENT. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment (the "Equipment") referenced in each of the schedules (the "Schedule" or "Schedules") which incorporate this MLA therein (the "Lease").

         2. TERM. Each Lease shall be effective upon the execution of the MLA and the related Schedule by the Lessor and the Lessee, The lease term (the "Lease Term") of the Equipment referenced in each of the Schedules shall commence on the rent commencement date specified in each Schedule (the "Rent Commencement Date"). The Rent Commencement Date shall be the date upon which the Equipment is delivered and determined to be ready for use at Lessee's location as referenced in a certificate pursuant to which Lessee unconditionally accepts the Equipment subject to such Lease (the "Certificate of Acceptance"). Lessor shall not he obligated, or bound by, any Lease until Lessee has provided to Lessor a "Certificate of Acceptance" and has received the advance Rent payment(s) required by such Lease, Lessee agrees to use its best efforts to pursue all acceptance procedures set forth in the Agreement.

         3. RENT. The rent (the "Rent") for the Equipment referenced in any Schedule shall be as stated in such Schedule and shall be payable according to the provisions of such Schedule. If any amount payable under a Schedule is not received by Lessor within 10 days of the due date, Lessee agrees to pay an Overdue Charge, as defined herein, with respect to such amount.

         4. SELECTION AND ASSIGNMENT. Lessee will select the type, quantity and Supplier of each item of Equipment designated in a Schedule, and Lessee hereby assigns to Lessor all of its right, title and interest in and to the related equipment sales agreement, a copy of which has been provided to Lessor by Lessee (the "Agreement"). The Agreement may be amended with the consent of Lessor. Any such assignment with respect to Equipment shall become binding upon Lessor when Lessor and Lessee have entered into a Lease with respect to such Equipment and Lessor has received a related Certificate of Acceptance. Upon such an assignment becoming effective, Lessor shall be obligated to purchase the Equipment from the Supplier in accordance with the provisions of the Agreement. It is expressly agreed that Lessee shall at all times remain liable to Supplier under the Agreement to perform all the duties and obligations of Lessee thereunder, except for the obligation to purchase the Equipment to the extent expressly assumed by the Lessor hereunder, and that the Lessee shall be entitled to the same rights of the purchaser of the Equipment under the Agreement, except such right, title and interest in the Equipment retained exclusively by the Lessor as owner of the Equipment. Lessor shall have no liability for a Supplier's failure to meet the terms and conditions of the Agreement.

         5. DELIVERY AND INSTALLATION. Lessee shall be responsible for payment of all transportation, packing, installation, testing and other charges associated with the delivery, installation or use of any Equipment which are not included in the Agreement with respect to such Equipment.

         6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR A PARTICULAR PURPOSE. LESSOR SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM LESSEE'S USE OF THE EQUIPMENT, OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S PASSIVE NEGLIGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIER'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF BOTH LESSOR AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH RENT PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS, UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.

         7. TITLE TO AND LOCATION OF EQUIPMENT. Lessor shall retain title to each item of Equipment. Lessee, at its expense, shall protect Lessor's title and keep the Equipment free from all claims, liens, encumbrances and legal processes. The Equipment is personal property and is not to be regarded as part of the real estate on which it may be situated. If requested by Lessor, Lessee will, at Lessee's expense, furnish a landlord or mortgagee waiver with respect to the Equipment. The Equipment shall not be removed from the location specified in the Schedule without the written consent of Lessor. Lessee shall, upon Lessor's request, affix and maintain plates, tags or other identifying labels. showing Lessor's ownership of the Equipment in a prominent position on the Equipment.

         8. USE OF EQUIPMENT, INSPECTION AND REPORTS. The use of the Equipment by Lessee shall conform with all applicable laws, insurance policies, and warranties of the manufacturer or Supplier of the Equipment. Lessor shall have the right to inspect the Equipment at the premises where the Equipment is located. Lessee shall notify Lessor promptly of any claims, liens, encumbrances or legal processes with respect to the Equipment.

         9. FURTHER ASSURANCES. Lessee shall execute and deliver to Lessor such instruments as Lessor deems necessary for the confirmation of this Lease and Lessor's rights hereunder. Lessor is authorized to file financing statements signed only by the Lessor in accordance with the Uniform Commercial Code, or financing statements signed by Lessor as Lessee's attorney-in-fact. Any such filing with respect to the Equipment leased pursuant to a true lease shall not be deemed evidence of any intent to create a security interest under the Uniform Commercial Code update program applicable to the Equipment then available from the Supplier.

         10. MAINTENANCE AND REPAIRS. Lessee shall, at its expense, maintain each item of Equipment in good condition, normal wear and tear excepted and shall, at all times during the Lease Term, subscribe to the software update program applicable to the Equipment then available from the Supplier. Lessee shall not make any addition, alteration, or attachment to the Equipment without Lessor's prior written consent. Lessee shall make no repair, addition, alteration or attachment to the Equipment which interferes with the normal operation or maintenance thereof, creates a safety hazard, or might result in the creation of a mechanic's or materialman's lien.

         11. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any of its obligations under a Lease, Lessor may perform any act or make any payment which Lessor deems necessary for the maintenance and preservation of the Equipment subject thereto and Lessor's title thereto. All sums so paid by Lessor (together with all related Overdue Charges), and reasonable attorneys' fees incurred by Lessor in connection therewith, shall be additional rent payable to Lessor on demand. The performance of any such act or the making of any such payment by Lessor shall not be deemed a waiver or release of any obligation or default on the part of Lessee.

         12. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify, protect and hold harmless, Lessor, and its agents, employees, officers, directors, partners and successors and assigns, from and against, all liabilities, obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including, without limitation, reasonable attorneys' fees, of whatever kind and nature, in contract or in tort, arising out of the use, condition, operation, ownership, selection, delivery, leasing or return of any item of Equipment, regardless of when, how and by whom operated, or any failure on the part of Lessee to perform or comply with any of its obligations under a Lease, excluding, however, any of the foregoing which result from the gross negligence or willful misconduct of Lessor. Such indemnities and assumptions of liabilities and obligations shall continue in full force and effect, notwithstanding the expiration or other termination of such Lease. Nothing contained in any Lease shall authorize Lessee to operate the Equipment subject thereto so as to incur or impose any liability on, or obligation for or on behalf of, Lessor.

         13. NO OFF-SET. All Rent shall be paid by Lessee irrespective of any off-set, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the manufacturer or Supplier of the Equipment or any other party.

         14. ASSIGNMENT BY LESSEE. Lessee shall not, without lessor's prior written consent, (a) sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, encumber or suffer to exist a lien upon or against, any of the Equipment or any Lease or any interest therein, by operation of law or otherwise, or (b) sublease or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee.

         15. ASSIGNMENT BY LESSOR. Lessor may assign, sell or encumber its interest in any of the Equipment and any Lease. Upon Lessor's written request, Lessee shall pay directly to the assignee of any such interest all Rent and other sums due under an assigned Lease. THE RIGHTS OF ANY SUCH ASSIGNEE SHALL NOT BE SUBJECT TO ANY ABATEMENT, DEDUCTION, OFF-SET, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST LESSOR OR ANY OTHER PERSON OR ENTITY. Notwithstanding the foregoing, any such assignment (a) shall be subject to Lessee's right to possess and use the Equipment subject to a Lease so long as Lessee is not in default thereunder, and (b) shall not release any of Lessor's obligations hereunder.

         16. RETURN OF EQUIPMENT. Unless Lessee has exercised its option, if any, to renew a lease or purchase the Equipment subject thereto, upon expiration of the then current Lease Term of such Lease, Lessee shall, at its expense, cause such Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate such Equipment for shipment and deliver it to a common carrier designated by Lessor. Lessee will ship such Equipment, F.O.B. destination, to any address specified in writing by Lessor within the continental United States. All additions, attachments, alterations and repairs made or placed upon any of the Equipment shall become part of such Equipment and shall be the property of Lessor.

         17. EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to constitute an Event of Default hereunder: (a) Lessee fails to pay Rent, any other amount it is obligated to pay under a Lease or any other amount it is obligated to pay to Lessor and does not cure such failure within 10 days of such amount becoming due; (b) Lessee fails to perform or observe any obligation or covenant to be performed or observed by Lessee hereunder or under any Schedule, including, without limitation, supplying all requested documentation, and does not cure such failure within 10 days of receiving written notice thereof from Lessor; (c) any warranty, representation or statement made or furnished to Lessor by or on behalf of Lessee is proven to have been false in any material respect when made or furnished; (d) the attempted sale or encumbrance by Lessee of the Equipment, or the making of any levy, seizure or attachment thereof or thereon; or (e) the dissolution, termination of existence, discontinuance of business, insolvency, or appointment of a receiver of any part of the property of Lessee, assignment by Lessee for the benefit of its creditors, the commencement of proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee, or any other act of bankruptcy on the part of Lessee.

         18. REMEDIES OF LESSOR. At any time after the occurrence of any Event of Default, Lessor may exercise one or more of the following remedies: (a) Lessor may terminate any or all of the Leases with respect to any or all items of Equipment subject thereto; (b) Lessor may recover from Lessee all Rent and other amounts then due and to become due under any or all of the Leases; (c) Lessor may take possession of any or all items of Equipment, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of any Lease; (d) Lessor may demand that Lessee return any or all items of Equipment to Lessor in accordance with Paragraph 16; and (e) Lessor may pursue any other remedy available at law or in equity, including, without limitation, seeking damages, specific performance or an injunction.
         Upon repossession or return of any item of the Equipment, Lessor shall sell, lease or otherwise dispose of such item in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting the estimated fair market value of such item at the expiration of the term of the applicable Lease, in the case of sale, or the rents due for any period beyond the scheduled expiration of such Lease, in the case of any subsequent lease of such item, and all expenses, including, without limitation, reasonable attorneys' fees, incurred in connection therewith) towards the Rent and other amounts due under such Lease, with any excess net proceeds to be retained by Lessor.
         Each of the remedies under this Lease shall be cumulative, and not exclusive, and in addition to any other remedy referred to herein or otherwise available to Lessor in law or in equity.

Any repossession or subsequent sale or lease by Lessor of any item of Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the entry of judgment against Lessee shall not bar Lessor's right to repossess any or all items of Equipment.

         19. CREDIT AND FINANCIAL INFORMATION. Within 90 days of the close of each of Lessee's fiscal years, Lessee shall deliver to Lessor a copy of Lessee's annual report, if any, and an audited balance sheet and profit and loss statement with respect to such year. If audited financial statements of Lessee for such year are not prepared, Lessee may provide financial statements certified by an officer of Lessee. At Lessor's request, Lessee shall deliver to Lessor a balance sheet and profit and loss statement for any of its fiscal quarters, certified by an officer of Lessee.

         20. INSURANCE. Lessee shall obtain and maintain for the entire Lease Term of each Lease (and any renewal or extension thereof), at its own expense, property damage and personal liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire (with extended coverage), theft and such other risks of loss as are customarily insured against with respect to the types of Equipment leased hereunder and by the types of businesses in which such Equipment will be used by Lessee. Such insurance shall be in such amounts, with such deductibles, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that the amount of the insurance against loss or damage to the Equipment shall not be less than the greater of the replacement value of the Equipment, from time to time, or the original purchase price of the Equipment. Each insurance policy shall name Lessee as an insured and Lessor as an additional insured or loss payee, and shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any alteration in the terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee shall give Lessor prompt notice of any damage to, or loss of, any of the Equipment, or any part thereof, or any personal injury or property damage occasioned by the use of any of the Equipment.

         21. TAXES. Lessee hereby assumes liability for, and shall pay when due, and, on a net after-tax basis, shall indemnify, protect and hold harmless Lessor against all fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed on or in any way relating to Lessor, Lessee, any item of Equipment or any Lease, except state and local taxes on or measured by Lessor's net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay or reimburse to Lessor as herein provided) and federal taxes on Lessor's net income. Lessee shall, at its expense, file when due with the appropriate authorities any and all tax and similar returns, and reports required to be filed with respect thereto, for which it has indemnified Lessor hereunder or, if requested by Lessor, notify Lessor of all such requirements and furnish Lessor with all information required for Lessor to effect such filings. Any fees, taxes or other charges paid by Lessor upon failure of Lessee to make such payments shall, at Lessor's option, become immediately due from Lessee to Lessor and shall be subject to the Overdue Charge from the date paid by Lessor until the date reimbursed by Lessee.

         22. SEVERABILITY. If any provision of any Lease is held to be invalid by a court of competent jurisdiction, such invalidity shall not affect the other provisions of such Lease or any provision of any other Lease.

         23. NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified mail, postage prepaid, return receipt requested, addressed to the party to which it is being sent at its address set forth herein or to such other address as such party may designate in writing to the other party.

         24. AMENDMENTS, WAIVERS AND EXTENSIONS. This MLA and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the lease of the Equipment subject to such Schedule, and supersede all previous communications, understandings, and agreements, whether oral or written, between the parties with respect to such subject matter. No provision of any Lease may be changed, waived, amended or terminated except by a written agreement, specifying such change, waiver, amendment or termination, signed by both Lessee and Lessor, except that Lessor may insert, on the appropriate schedule, the serial number of Equipment, after delivery of such Equipment, and the Installation Date for the Equipment, after receiving a Certificate of Installation with respect thereto. No waiver by Lessor of any Event of Default shall be construed as a waiver (of any future Event of Default or any other Event of Default. At the expiration of the Lease Term with respect to a Lease, upon notice given by Lessee at least ninety (90) days prior thereto, (a) such Lease shall be renewed or the Equipment subject thereto shall be purchased under the terms and conditions set forth herein for a term and rent amount or purchase price, as the case may be, to be agreed upon, or (b) if no such agreement is reached prior to the expiration of such Lease Term or such notice specifies that Lessee intends to return the Equipment, then Lessee shall return the Equipment to Lessor in the manner prescribed in Paragraph 16 of this MLA. In the absence of Lessor's timely receipt of the notice contemplated by the preceding sentence, the Lease shall be automatically extended, on a month-to-month basis, until terminated (upon notice by either party given at least ninety (90) days prior to the end of the month on which the termination is to be effective) or until renewed or the Equipment subject thereto is purchased by agreement of the parties. Unless otherwise agreed, Lessee shall continue to pay the Rent for each month following such Lease Term until the Equipment subject to such Lease is returned pursuant to Paragraph 16 of this MLA.

         25. CONSTRUCTION. This MLA shall be governed by and construed in accordance with the internal laws, but not the choice of laws provisions, of the State of California. The titles of the sections of this MLA are for convenience only and shall not define or limit any of the terms or provisions hereof. Time is of the essence in each of the provisions hereof.

         26. PARTIES. This MLA shall be binding upon, and inure to the benefit of, the permitted assigns, representatives and successors of the Lessor and Lessee. If there is more than one Lessee named in this MLA, the liability of each shall be joint and several.

         27. COUNTERPARTS. Each Lease may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         28. OVERDUE CHARGE. Overdue Charge shall mean an amount equal to 2% per month of any payment under a Lease which is past due, including, without limitation, any amounts not included in any payment of Rent hereunder, or the highest charge permitted by law, whichever is lower.

The person executing this MLA on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this MLA.

Accepted by:

Echelon Credit Corporation                         LESSEE:  DGS, Inc.

By:/s/ Oliver R. Stanfield                         By:/s/ Thomas Haas

Name: Oliver R. Stanfield                          Name: Tom Haas

Title: Vice President & CFO                        Title: CEO

Date: 11-30-93                                     Date: 11-29-93

MLA #5063                                                   LOCATION:  DGS, Inc.



                                   Schedule A

==========================================================================================================
                                                                                             EXTENDED
QUANTITY    MODEL#              DESCRIPTION                          UNIT PRICE              PRICE
----------------------------------------------------------------------------------------------------------
1           20000               Starter Kit                          $17,995.00              $17,995.00
----------------------------------------------------------------------------------------------------------
1           25400               LonBuilder Router                    $ 1,595.00              $ 1,595.00
----------------------------------------------------------------------------------------------------------
1           27400               TP Transceiver                       $   495.00              $   495.00
----------------------------------------------------------------------------------------------------------
1           28000               Multi-Function                       $   295.00              $   295.00
                                I/O Kit
----------------------------------------------------------------------------------------------------------
1           27810               Appl. Interface                      $   195.00              $   195.00
                                Kit
----------------------------------------------------------------------------------------------------------
1                               1st Yr-LonSupport                    $ 3,750.00              $ 3,750.00
                                Premier
----------------------------------------------------------------------------------------------------------
1           101-1               Training Class                       $ 1,800.00              $ 1,800.00
                                                                                             ==========
----------------------------------------------------------------------------------------------------------
                                                       TOTAL PRICE                           $26,125.00
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                            FASTART PACKAGE BUNDLE PRICE:    $21,125.00
----------------------------------------------------------------------------------------------------------
2        55010-00               TP/XF-78 TP Ctrl.                    $    58.00              $   116.00
                                Mod.
----------------------------------------------------------------------------------------------------------
1         73000-6               SLTA/2 Starter                       $   396.00              $   396.00
                                Kit
----------------------------------------------------------------------------------------------------------
1                               LonSupport                                                   $ 2,250.00
                                Premier 2nd Yr (9
                                mos.)
----------------------------------------------------------------------------------------------------------
1                               Premier - 3 Yr                       $ 3,000.00              $ 3,000.00
                                                                                             ==========
----------------------------------------------------------------------------------------------------------
                                                                     TOTAL FINANCE PRICE:    $26,887.00
==========================================================================================================


ACCEPTED BY:

ECHELON CORPORATION                           DGS, INC.

By:                                           By:
   -------------------------------                -----------------------------

Title:                                        Title:
      ----------------------------                   --------------------------

Date:                                         Date:
     -----------------------------                  ---------------------------

LEASE SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT NO. 5063

ECHELON
CREDIT CORPORATION

         This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 5063, between ECHELON Credit Corporation (Lessor) and DGS,
Inc. (Lessee).

1.       Supplier:  Echelon Corporation

2.       Location of Equipment:  4601 Gateway Circle, Dayton, OH
         45440

3. Equipment value: $26,887.00 (exclusive of sales and/or use taxes)

4. Lease Term: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent Commencement Date.

5. Rent: $759.00 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $1,518.00. This amount includes $759.00 for the first month, and $759.00 for the last 1 month, of the Lease Term.

6.       Rent Commencement Date:  ___________________, 19__

7.       Purchase Option:
         Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that the Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price,

         Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8.       Renewal Option:
         Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9.       Tax Benefits:
         Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits. Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or
         (iii) any adjustment to the tax return of Lessor, Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10.      Description of Equipment:
         See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule.

Accepted by:

ECHELON Credit Corporation                     LESSEE:  DGS, Inc.

By:/s/ Oliver R. Stanfield                     By:/s/ Thomas C.Haas
   -------------------------------                -----------------------------
Name: Oliver R. Stanfield                      Name: Thomas C. Haas
      ----------------------------                   --------------------------
Title: Vice President & CFO                    Title: CEO
       ---------------------------                   --------------------------
Date: 11-30-93                                 Date: 11-29-93
      ----------------------------                   --------------------------

LEASE SCHEDULE NO. 2 TO MASTER LEASE AGREEMENT NO. 5063

ECHELON
CREDIT CORPORATION


         This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 5063, between ECHELON Credit Corporation (Lessor) and DGS, Inc. (Lessee).

1.       Supplier:  Echelon Corporation

2.       Location of Equipment:  4601 Gateway Circle, Dayton, OH
         45440

3.       Equipment value:  $3,150.00 (exclusive of sales and/or use
         Taxes)

4. Lease Term: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 34 months after such Rent Commencement Date.

5. Rent: $97.00 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $194.00. This amount includes $97.00 for the first month, and $97.00 for the last 1 month(s), of the Lease Term.

6.       Rent Commencement Date:  April 1, 1994

7.       Purchase Option:
         Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that the Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8.       Renewal Option:
         Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9.       Tax Benefits:
         Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits. Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or
         (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10.      Description of Equipment:
         See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule.

Accepted by:

ECHELON Credit Corporation                   LESSEE:  DGS, Inc.

By:/s/ Oliver R. Stanfield                   By:/s/ Thomas C. Haas
   -------------------------------              --------------------------------
Name: Oliver R. Stanfield                    Name: Thomas C. Haas
      ----------------------------                 -----------------------------
Title: Vice President & CFO                  Title: CEO
       ---------------------------                  ----------------------------
Date: 3-30-94                                Date: 3-15-94
      ----------------------------                 -----------------------------

                                   SCHEDULE A



DGS, Inc.                                                            MLA #5063-2
4601 Gateway Circle
Dayton, OH 45440




(1)      LonManager API/Lite for Windows Premier

         TOTAL COST                 $3,150.00

                                     ECHELON
            LonSupport Agreement #LS10391 (to be assigned by Echelon)


This Agreement is entered into between Echelon Corporation ("Echelon") and DGS, Inc. ("Customer") on the following terms and conditions:

DEFINITIONS

         1.1 "Product(s)" means the then current release of any Echelon software product ("Software Products") currently licensed to Customer by Echelon or any hardware product ("Hardware Product") owned by Customer, provided, that any such product(s) is listed on Exhibit A.

         1.2 "Effective Date" means the earlier of the date that the initial payment is received by Echelon or the date Echelon receives an initial purchase order hereunder, provided, however, that if the Product for which service is being purchased is under Echelon's limited warranty and either payment or a purchase order is received by Echelon, then the Effective Date shall be the day after expiration of such limited warranty.

         1.3 "Hardware Exchange" means the replacement of Customer's defective Hardware Product by Echelon at no additional charge subject to the procedure set forth in Section 2.6.

         1.4 "Software Update" means any subsequent release of a Software Product provided by Echelon to Customer at no additional charge as replacement software, which updates shall be subject to the terms of the license agreement between Echelon and Customer with respect to such Software Product. Echelon shall determine the content of a Software Update or the eligibility of a new release of a Software Product as a Software Update in its sole discretion.

         1.5 "Technical Support" means responses made by Echelon to Customer's inquiries with respect to a Product when such inquiries are submitted in English via either telephone, facsimile, or an electronic mail service, subject to the service levels and hours of operation set forth on Exhibit A.

         1.6 "LonSupport Premier Service" means that combination of Hardware Exchange, Software Updates and Technical Support set forth on Exhibit A and identified with a support model number ("Model Number") provided to Customer by Echelon for the period commencing on the Effective Date and ending on the last day of the same month one (1) year hence, or with respect to a renewal hereunder, the applicable anniversary of such last day.

         1.7 "Software Update Service" means provision of Software Updates as set forth on Exhibit A and identified with a Model Number to Customer by Echelon for the period commencing on the Effective Date and ending on the last day of the same month one

(1) year hence, or with respect to a renewal hereunder, the applicable anniversary of such last day.

         1.8 "Site" means Customer's facility where the Products are located, including contiguous buildings, within a radius of one kilometer. Echelon shall make the final determination of what constitutes a Site.

         ORDERS AND ACCEPTANCE

         2.1 Echelon shall provide Customer with Exhibit A, "LonSupport Services", and any modifications thereto made by Echelon from time to time.

         2.2 Customer may order LonSupport Premier Service(s) or Software Update Service(s) for Customer's Product(s) by executing this Agreement (which incorporates the then current version of Exhibit A) and providing Echelon with Customer's purchase order that set forth at a minimum: (i) the Model Number;
(ii) the list price for such service; and (iii) any discounts to which Customer is entitled under Exhibit A. On or before each anniversary of the Effective Date, Customer may order an extension of the period of service for an additional twelve (12) month period by issuing a new purchase order as provided in the previous sentence.

         2.3 Customer must purchase either LonSupport Premier Service(s) or Software Update Service(s), as applicable, under this Agreement for all copies, versions, or units of a specific Product at a single Site if such service is purchased for any of them. However, some discounts for such copies, versions, or units are available as described in Exhibit A.

         2.4 Customer may order LonSupport Premier Service(s) or Software Update Service(s) for additional Product(s) by issuing a new or amended purchase order (incorporating this Agreement and the then current version of Exhibit A) that sets forth at a minimum: (i) the Model Number; (ii) the list price for such service; and (iii) any discounts to which Customer is entitled under Exhibit A. The term of coverage for additional Product(s) added to this Agreement shall be coterminous with the term of the Agreement. Any fees or charges for the additional Products shall be prorated to reflect the reduced initial term of the additional Products.

         2.5 Echelon's issuance of an invoice to Customer shall constitute Echelon's acceptance of Customer's purchase order and Echelon's agreement to provide the ordered services as such services are further defined on the then current version of Exhibit A. Otherwise, Echelon shall notify Customer within fifteen (15) business days of receipt of Customer's purchase order that Echelon declines to provide such services for Customer.

         2.6 To initiate a Hardware Exchange for a defective Hardware Product(s), Customer shall request delivery of a replacement Hardware Product(s) and a Return Material Authorization (RMA) number from Echelon's Customer Support staff. Echelon shall ship replacement Hardware Product(s), freight prepaid, to Customer, and Customer shall return to Echelon the defective Hardware Product(s) within ten (10) working days of receipt of such replacement Hardware Product(s), freight prepaid, carefully packaged and properly insured, with the RMA number displayed on the outside of the shipping carton. Echelon shall accept such defective Hardware Product(s) in exchange for the replacement Hardware Product(s), provided, that such defect is not due to Customer's improper use, abuse, or neglect; or to Customer's alterations, modifications, or attempts to repair the Hardware Product(s) without Echelon's approval. If Echelon does not accept such defective Hardware Product(s) in exchange for the replacement Hardware Product(s), or if Customer does not return to Echelon the defective Hardware Product(s) giving rise to such exchange within thirty (30) days of Customer's receipt of Echelon's replacement Hardware Product(s), then Customer agrees to purchase at Echelon's then current list price any replacement Hardware Product(s) shipped to Customer. Replacement Hardware Product(s) may be new or reconditioned, functionally equivalent to new. Echelon shall have all right, title and interest in and to any returned defective Hardware Product(s) if Echelon accepts such defective Hardware Product(s) in exchange for the replacement Hardware Product(s).

3.       PAYMENT TERMS

         3.1 Customer shall pay all invoices hereunder within thirty (30) days of the date of the invoice. Echelon reserves the right to request payment in advance or by letter of credit.

         3.2 All fees and payments under this Agreement are quoted and to be paid in United States Dollars. Customer shall be responsible for any sales, use or other taxes or duties (except taxes paid on net income) and agrees to pay any such tax, fee, or charge upon invoice by Echelon.

4.       TERM AND TERMINATION

         4.1 The term of this Agreement shall be twelve (12) months from the Effective Date, provided that such term shall be extended until there are no outstanding purchase orders issued by Customer pursuant to Section 2.2 or 2.4, above, and accepted by Echelon pursuant to Section 2.5, above.

         4.2 If either party falls to perform its obligations under this Agreement and such failure continues for fifteen (15) days after receipt of written notice of such failure, the other party shall have the right to terminate this Agreement.

         4.3 The provisions of Sections 5,6 and 7 shall survive termination of this Agreement for any reason.

5.       WARRANTY EXCLUSION

Echelon agrees to use reasonable efforts to provide service(s) and support as set forth in this Agreement. CUSTOMER ACKNOWLEDGES THAT ALL PRODUCTS AND SERVICES PROVIDED PURSUANT TO THIS AGREEMENT ARE PROVIDED AS IS, AND ECHELON DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.       LIMITATION OF LIABILITY

IN NO EVENT SHALL ECHELON BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), INDEMNITY, OR OTHERWISE, AND EVEN IF ECHELON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL ECHELON'S LIABILITY EXCEED THE TOTAL SUPPORT FEE PAID BY CUSTOMER TO ECHELON FOR A ONE YEAR PERIOD FOR THE PRODUCT GIVING RISE TO SUCH LIABILITY.

7.       MISCELLANEOUS

         7.1 This Agreement will be governed by the laws of the State of California, U.S.A., without reference to conflicts of law principles.

         7.2 This Agreement may not be assigned by Customer without the prior written consent of Echelon. This Agreement, including all exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior understandings and agreements regarding such subject matter. No terms of any purchase order issued by Customer shall be deemed to add to, delete or modify the terms and conditions of this Agreement. No amendment to or modification of this Agreement, or waiver of rights under this Agreement, will be binding unless mutually agreed in writing. The waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default. If any provision in this Agreement shall be held to be invalid or unenforceable, the remainder of this Agreement shall remain valid and enforceable. Echelon shall not be liable for delays or failure to perform under this Agreement due to causes beyond its reasonable control.

         7.3 Customer agrees not to export or re-export, or cause to be exported or re-exported, any software, products or technical data or the direct product thereof, to any country to which, under the laws of the United States, Customer is or might be prohibited from exporting its technology or the direct product thereof.

         7.4 Any notices required by this Agreement shall be given in writing at the address of each party set forth below, and shall be deemed served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered.

Echelon Corporation                              Customer DGS, Inc.

Signature:/s/ Oliver R. Stanfield                Signature:/s/ Thomas C. Haas

Print Name:  Oliver R. Stanfield                 Print Name: Thomas C. Haas

Title:  Vice President & CFO                     Title: CEO

Effective Date: 4-4-94/1-30-97                   Date Signed: 3-15-94

Address:    4015 Miranda Avenue                  Address:   4601 Gateway Circle
            Palo Alto, CA 94304                             Dayton, OH 45440

Phone: +1-800-258-4LON (US&Canada)               Phone: (513) 439-0036
       +1-415-855-7400

Serial Numbers:          Service Selected: Premier( )        Update ( )

LonBuilder(TM) Workstation Serial No.(s)
LonManager(TM) APL API/Lite for DOS Serial No.(s)
LonManager APL API/Lite for Windows Serial No.(s): 9324C03-0048
LonBuilder Software Kit Serial No.(s):

                                                                       Exhibit A
                             LONSUPPORT(TM) SERVICES

Model             Product                            Software          Technical        Hardware          List
Number            Updates                            Support           Exchange                           Price

90000    LonSupport Premier                                                                               $3,750
         -LonBuilderTM Hardware and Software              Yes               Yes              Yes*
         -MIP/P20 and MIP/P50 Developer's Kit             Yes               Yes              N/A
         -MIP/DPS Developer's Kit                         Yes               Yes              N/A
         -LonManagerTM LonMakerTM Installation Tool       Yes**             Yes              N/A
         -LonManager Profiler                             Yes**             Yes              N/A
         -LonManager DDE Server                           Yes**             Yes              N/A
         -Control Modules and Transceivers                N/A               Yes              N/A
         -Routers and Router Modules                      N/A               Yes              N/A
         -Serial LonTalkTM Adapters and Serial
            Gateways                                      N/A               Yes              N/A
90000-1  Each additional system at same site         As Above          As Above         As Above          $1,875

90010-1  LonBuilder Software Kit Premier
            (Systems 1-4)                                 Yes               Yes              Yes          $1,500
90010-2  Each additional system at same site (5+)         Yes               Yes              Yes          $1,250

90100    LonManager API for DOS Premier                   Yes               Yes              N/A          $1,400
90100-1  Each additional system at same site              Yes               Yes              N/A          $  700

90200    LonManager API for Windows Premier               Yes               Yes              N/A          $1,750
90200-1  Each additional system at same site              Yes               Yes              N/A          $  875

90300    LonManager API/Lite for DOS Premier              Yes               Yes              N/A          $  840
90300-1  Each additional system at same site              Yes               Yes              N/A          $  420

90400    LonManager API/Lite for Windows Premier          Yes               Yes              N/A          $1,050
90400-1  Each additional system at same site              Yes               Yes              N/A          $  525

Model             Product                            Software          Technical        Hardware          List
Number                                               Updates           Support          Exchange          Price
23090    LonBuilder Software Update Service                                                               $2,250
         -LonBuilder Software                             Yes               No               N/A
         -MIP P/20 and MIP/P50 Developer's Kit            Yes               No               N/A
         -MIP/DPS Developer's Kit                         Yes               No               N/A
         -LonManager LonMaker Installation Tool           Yes**             No               N/A
         -LonManager Profiler                             Yes**             No               N/A
         -LonManager DDE Server                           Yes**             No               N/A
         -Control Modules and Transceivers                N/A               No               N/A
         -Routers and Router Modules                      N/A               No               N/A
         -Serial LonTalk Adapters and Serial
            Gateways                                      N/A               No               N/A
23090-1  Each additional system at same site         As Above         As Above          As Above          $1,125

31190    LonManager API for DOS Software Update           Yes               No               N/A          $1,000
            Service
31190-1  Each additional system at same site              Yes               No               N/A          $  500

31290    LonManager API for Windows Software              Yes               No               N/A          $1,250
            Update Service
31290-1  Each additional system at same site              Yes               No               N/A          $  625

31390    LonManager API/Lite for DOS Update Service       Yes               No               N/A          $  600
31390-1  Each additional system at same site              Yes               No               N/A          $  300

31490    LonManager API/Lite for Windows Update           Yes               No               N/A          $  750
            Service
31490-1  Each additional system at same site              Yes               No               N/A          $  375

*Covered LonBuilder boards: Control Processor, Extender Card, Neuron(R) 3120 Programmer, Neuron Emulator, Single Board Computer (SBC), Router, Interface Adapter, Development Station Backplane, Backplane Transceiver, LonBuilder PL-10/LP-10/+Twisted Pair/+TP- RS485 Transceivers, Applications Interface Board and Multi-Function I/O Kit. (+Use of the bread-board area on these transceivers voids warranty and contract coverage.)

**A single update copy of licensed LonManager LonMaker Installation Tool, LonManager Profiler, and/or LonManager DDE Server will be distributed on 3 1/2" or 5 1/4" diskettes if such Products are licensed for use at such site. Additional updates must be purchased separately.

NOTES

1. Prices are effective 2/15/94 and are subject to change. All prices are shown in U.S. dollars. All pricing is FOB Palo Alto, California.

2. Customer is entitled to an Early Signing Discount of 20% off the list price for the Service(s) if the then current Lon Support Agreement is renewed prior to the expiration term of this Agreement.

3. Technical Support is provided only for the then current and immediately preceding version of a Software Product(s). Software Updates are only provided to parties licensed to use the immediately preceding version of such Software Product(s). Such updates shall be shipped within sixty (60) days of the date of general release and Customer will receive additional documentation as determined by Echelon in its sole discretion.

4. Echelon intends to offer all customers software updates for each new release of a Software Product(s). The price for each such software update will be determined at the time of such release.

5. Technical Support shall include responses to inquiries regarding Echelon's LONWORKSTM technology and the use of the Product(s). It does not include any other Product(s) offered by Echelon unless specifically designated in this Exhibit. When Echelon does not respond immediately to an inquiry, Echelon will use reasonable efforts to respond within four (4) working hours of receipt. Echelon's working hours shall be from 8:00 A.M. to 4:30 P.M., Pacific time, Monday through Friday, with the exception of Echelon's regularly scheduled holidays. The number to call for support is +1-800-258-4LON (US and Canada) or +1-415-855-7400.

6. Customer must enter into a LonSupport Agreement with Echelon prior to purchasing any services set forth herein. For a copy of this Agreement, please call +1-800-258-4LON (US and Canada), +1-415-855-7400, or your local Echelon sales office.

7. If a Customer is licensed to use both the LonBuilder and any LonManager API for DOS, and/or LonManager API for Windows Software Product(s) at a given Site, then, unless otherwise agreed by Echelon, the Customer must purchase the same level of support service for the API for DOS and API for Windows Product(s) that Customer has purchased for the LonBuilder Software Product(s), provided, that a Customer may elect to purchase support services only for the API for DOS and API for Windows Software Product(s) subject to the following surcharges: $1,200 for the first copy of the Software Product and $600 for each additional copy of the Software Product.

Echelon, LON, and Neuron are U.S. registered trademarks of Echelon Corporation. LonManager, LonMaker, LonTalk, LonSupport, LonBuilder, LONWORKS, LONMARK are trademarks of Echelon Corporation. Some of the LONWORKS products are patented and are subject to licensing Terms and Conditions. For a complete explanation of these Terms and Conditions, please call +1-800-258-4LON (US and Canada) or +1-415-855-7400.

LEASE-TO-OWN SCHEDULE NO. 3 TO MASTER LEASE AGREEMENT NO. 5063

ECHELON
CREDIT CORPORATION

         This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 5063, between ECHELON Credit Corporation (Lessor) and DGS<

Inc. (Lessee).

1.       Supplier:  Echelon Corporation

2.       Location of Equipment: 2492 Technical Drive, Miamisburg, OH
         45342

3.       Equipment value: $3,440.00
         (exclusive of sales and/or use taxes).

4. Lease Term: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 24 months after such Rent Commencement Date.

5. Rent: $165.00 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $330.00. This amount includes $165.00 for the first month, and $165.00 for the last 1 month(s), of the Lease Term.

6.       Rent Commencement Date:_________________________, 19____.

7.       Purchase Obligation:

         Lessee shall be required to purchase the Equipment for $1.00. The purchase price shall be payable upon the expiration date of the Lease.

         Term. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8.       Description of Equipment:

         See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule.

Accepted by:

ECHELON Credit Corporation                       LESSEE:  DGS, Inc.

By:/s/ Oliver R. Stanfield                       By:/s/ Thomas C.Haas

Name: Oliver R. Stanfield                        Name: Thomas C. Haas

Title: Vice President & CFO                      Title: CEO

Date: March 7, 1995                              Date: 2/22/95

                             CHANGE ORDER AMENDMENT

AMENDMENT TO SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT NO. 5063

This Change Order Amendment (the "Amendment") changes the Equipment value and Rent set forth in the Schedule to Master Lease Agreement referenced above in accordance with the attached Equipment change orders and related Equipment description.

Equipment change       Ref. No. Schedule A               $        9,846.00
                               --------------            -----------------
order values:
                       Ref. No.                          $
                               --------------            -----------------
                       Ref. No.                          $
                               --------------            -----------------
                       Ref. No.                          $
                               --------------            -----------------
                       Ref. No.                          $
                               --------------            -----------------

         Total Equipment change order value:             $        9,896.00
                                                         -----------------

         Increase or Decrease in Rent:                   $          326.00
                                                         -----------------

                    TO BE COMPLETED UPON EXECUTION BY LESSOR:

         Equipment value (prior to this Amendment):      $       26,887.00
                                                         -----------------

         Equipment value (Revised):                      $       36,733.00
                                                         -----------------

         Rent (prior to this Amendment):                 $          759.00
                                                         -----------------

         Rent (Revised):                                 $        1,085.00
                                                         -----------------

LESSOR is hereby authorized to complete the Equipment value (prior to this Amendment); the Rent (prior to this Amendment); the Equipment value (Revised) and the Rent (Revised) in accordance with the terms hereof.

|_| Check box if this Amendment relates to and commences with Add-On Amendment No. ____________________.

This Amendment alters only the Equipment description, Equipment value and Rent. All other terms and conditions of the Master Lease Agreement, its Schedules, Amendments and other related documents remain unchanged.

LESSOR: DGS, Inc.                           LESSEE:     Echelon Credit
                                                        Corporation

By:/s/ Thomas C. Haas                       By:/s/ Oliver R. Stanfield

Name: Thomas C. Haas                        Name: Oliver R. Stanfield

Title: Vice President                       Title: Vice President & CFO

Date: 12-28-93                              Date: 12-27-93

                                  SCHEDULE A-1



DGS, INC.                                                            MLA #5063-1
4601 Gateway Circle
Dayton, OH  45440

QTY             PART #                    DESCRIPTION
---             ------                    -----------
 1              31400                     LonManager AP/Lite for Windows
 1              7300-1-6                  LonWorks SLTA OEM

         TOTAL COST                       $9,846.00

January 29, 1997



Mr. Dan Lackey
DGS, Inc.
4601 Gateway Circle
Dayton, OH  45440
Via Facsimile:  513-847-7810

RE:          Master Lease Agreement No. 5063, Schedules 1 & 2
             (the "Lease")
LESSEE:      DGS, Inc.

Dear Mr. Lackey:

Echelon Credit Corporation acknowledges Lessee's request to renew the Equipment as listed on the Schedule A of the "Lease" for a period of 36 months beginning February 1, 1997 and ending January 31, 2000, at the rate of $250.00 (exclusive of sales/use taxes) per month. This will be billed on a lease-to-own basis, and title to all equipment will transfer upon receipt by Echelon Credit Corporation of all renewal rental payments and other amounts due under the Lease. All other terms and conditions of the Lease remain unchanged.

To secure the obligations of Lessee to observe and perform all of its payment and other duties and obligations under the Lease, Echelon Credit Corporation retains a security interest in the Equipment, all attachments thereto and substitutions and replacements therefore, and all proceeds and payments for the use thereof. Lessee shall keep the Equipment free of any claims, liens, interests or encumbrances and shall not attempt to sell or sublease the equipment or assign the Lease without Lessor's consent; any attempts to do any of the foregoing shall be void and of no effect. Lessee agrees to execute and permit filing of UCC-1 financing statements, if requested by Echelon Credit Corporation to provide notice of this security interest.

Please make a note that all payments must now be remitted to the following address:

                  Echelon Credit Corporation
                  1650 Zanker Road, Suite 236
                  San Jose, CA  95112

Please sign this letter below indicating your approval and fax to (408) 436-8583, attention Colleen Tigges. Feel free to call me at (800) 258-4566, press "4" and then x8587 if you have any questions.

Sincerely,

ECHELON CREDIT CORPORATION                      Accepted and Agreed:
                                                DGS, Inc.

/s/ Colleen L. Tigges                           By:/s/ Daniel B. Lackey
Colleen L. Tigges
                                                Title: Secretary

                                                Date: 1-29-97